CONFIDENTIAL

Form 10-Q
Exhibit 10.3
CONFIDENTIAL TREATMENT REQUESTED
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE
BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

AMENDMENT TWO TO ORIGINAL EQUIPMENT MANUFACTURER (OEM) PURCHASE AGREEMENT

This Amendment Two (“Amendment Two”) to the Original Equipment Manufacturer Purchase Agreement (“Agreement”) by and between SUPER MICRO COMPUTER INC. (“Supplier”) and NUTANIX, INC. (“OEM”) is entered into as of October 31, 2018 (“Amendment Effective Date”). Collectively Supplier and OEM are referred to as the “Parties”.

RECITALS

A.    The Parties entered into the Agreement as of May 16, 2014.

B    The parties now desire to amend the Agreement to delete the existing Exhibit C and replace it with a new Exhibit C.

NOW THEREFORE, in consideration of the foregoing, and for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	The Parties agree that Exhibit C is deleted in its entirety and replaced with the following:

CONFIDENTIAL

EXHIBIT C
NON-STANDARD MATERIAL

This EXHIBIT C is incorporated as part of the Original Equipment Manufacturer (OEM) Purchase Agreement ("Agreement") which together with this EXHIBIT C, and other cited Exhibits, Schedules and Addendums, form the entirety of the Agreements, entered into as of the first date written below, by and between Super Micro Computer, Inc. ("SMCI"), a Delaware corporation, having a principal place of business at 980 Rock Avenue, San Jose, CA 95131 and NUTANIX INC., a Delaware Corporation,
having a principal place of business at 1740 TECHNOLOGY DR. SUITE 400, SAN JOSE, CA, 95110 and NUTANIX NETHERLANDS B.V. incorporated and registered in The Netherlands with its registered office at Scorpius 100, 2132 LR Hoofddorp, The Netherlands (collectively Nutanix Inc. and Nutanix Netherlands, B.V. are referred to as “OEM”). The terms and conditions set forth in this EXHIBIT C will be construed and governed by the terms and conditions set forth in the Agreement.

1.	As stated in Section 9.1 of the Agreement, OEM has no inventory liability inventory other than the Non-Standard Material, which is described in the spreadsheet attached to this Amendment 2.

2.
Where a component in the list of Non-Standard Material is listed in the “Nutanix Liability” column as being “[***] of On Hand Value & On Order to Lead Time”, Nutanix shall only have liability of [***] of the price of the relevant Non-Standard Material component.

3.	No other changes are made to the Agreement, and following the Amendment Two Effective Date, all references to the “Agreement” shall mean the Agreement as amended by this Amendment Two.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date.
NUTANIX INC.
By:    /s/ David Sangster
Title:     EVP, Engineering & Operations Nutanix
Date: October 31, 2018
NUTANIX NETHERLANDS, B.V.
By:     /s/ Kenneth Long
Title:    Director
Date:    October 31, 2018

NUTANIX NETHERLANDS, B.V.
By:     /s/ Servais Willie Ngabo
Title:    Managing Director
Date:    October 31, 2018

ACKNOWLEDGED AND AGREED

SUPER MICRO COMPUTER INC.
By:     Cenly Chen
Title:    VP of Sales
Date:    10/31/2018

CONFIDENTIAL

Supermicro Part Number	Nutanix Part Number	Lead Time (Work Days)	Nutanix Liability	Cost $

[***]

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.